UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of earliest event reported: August 18, 2006

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization: Florida
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

On August 18, 2006, FPL Group Capital Inc (FPL Group Capital), a wholly-owned subsidiary of FPL Group, Inc. (FPL Group), sold $600 million principal amount of debentures bearing interest at 5 5/8% per year and maturing September 1, 2011, pursuant to two different registration statements filed at different times with the Securities and Exchange Commission (Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 declared effective on April 3, 2003 and Registration Statement Nos. 333-116209, 333-116209-01, 333-116209-02, 333-116209-03, 333-116209-04 and 333-116209-05 declared effective on August 19, 2004) and a Prospectus Supplement dated August 15, 2006 to a Prospectus dated August 19, 2004.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
The following exhibits are being filed pursuant to Item 8.01 herein.
	Exhibit Number	Description
	4	Officer's Certificate of FPL Group Capital, dated August 18, 2006, creating the 5 5/8% Debentures, Series due September 1, 2011
	5(a)	Opinion and Consent of Squire, Sanders & Dempsey L.L.P., counsel to FPL Group and FPL Group Capital
	5(b)	Opinion and Consent of Thelen Reid & Priest LLP, co-counsel to FPL Group and FPL Group Capital

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FPL GROUP, INC. (Registrant)
Date: August 18, 2006

K. MICHAEL DAVIS

K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc. (Principal Accounting Officer of the Registrant)